Exhibit 4.11

EXECUTION VERSION

Supplemental Indenture Joining Successor Company

December 1, 2016

SEVENTH SUPPLEMENTAL INDENTURE, dated as of December 1, 2016 (this “Supplemental Indenture”), among Envision Healthcare Intermediate Corporation, a Delaware corporation (together with its successors and assigns, the “Company”), each of the existing Subsidiary Guarantors under the Indenture (as defined below) party hereto (each an “Existing Guarantor”) and Wilmington Trust, National Association, as Trustee under the Indenture referred to below.

W I T N E S S E T H:

WHEREAS, Envision Healthcare Corporation (the “Original Issuer”), the Existing Guarantors and the Trustee have heretofore become parties to an Indenture, dated as of June 18, 2014 (as amended, supplemented, waived or otherwise modified, the “Indenture”), providing for the issuance of Notes in series;

WHEREAS, pursuant to that certain Agreement and Plan of Merger among Envision Healthcare Holdings, Inc., AmSurg Corp., a Tennessee corporation, and New Amethyst Corp., a Delaware corporation and a wholly owned subsidiary of AmSurg Corp., the Original Issuer merged with and into the Company, with the Company as the surviving entity continuing its existence as a corporation under the laws of the State of Delaware;

WHEREAS, Section 502 of the Indenture provides that upon any transaction involving the Original Issuer in accordance with Section 501 in which the Original Issuer is not the Successor Company (as defined in the Indenture), the Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Original Issuer under the Indenture, and thereafter the Original Issuer shall be relieved of all obligations and covenants under the Indenture; and

WHEREAS, pursuant to Section 901(2) of the Indenture, the parties hereto are authorized to execute and deliver this Supplemental Indenture to amend the Indenture, without the consent of any Holder.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Existing Guarantors and the Trustee mutually covenant and agree for the benefit of the Holders of the Notes as follows:

1. Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2. Assumption of Obligations. The Company hereby expressly assumes all of the obligations of the Original Issuer under the Notes and the Indenture and agrees to pay, perform and discharge when due each and every debt, obligation covenant and agreement incurred, made or to be paid, performed or discharged by the Original Issuer under the Indenture and the Notes. The Company hereby agrees to be bound by all the terms, provisions and conditions of the Indenture and the Notes and agrees that it shall be the Successor Company and shall succeed to, and be substituted for, and may exercise every right and power of, the Original Issuer under the Indenture and the Notes.

3. Agreement to Guarantee. Each Existing Guarantor hereby agrees, jointly and severally with the other Existing Guarantors and fully and unconditionally, to guarantee the Subsidiary Guaranteed Obligations under the Indenture and the Notes on the terms and subject to the conditions set forth in Article XIII of the Indenture and to be bound by (and shall be entitled to the benefits of) all other applicable provisions of the Indenture as a Subsidiary Guarantor.

4. Termination, Release and Discharge. Each Existing Guarantor’s Subsidiary Guarantee shall terminate and be of no further force or effect, and each Existing Guarantor shall be released and discharged from all obligations in respect of such Subsidiary Guarantee, as and when provided in Section 1303 of the Indenture.

5. Parties. Nothing in this Supplemental Indenture is intended or shall be construed to give any Person, other than the Holders and the Trustee, any legal or equitable right, remedy or claim under or in respect of each Existing Guarantor’s Subsidiary Guarantee or any provision contained herein or in Article XIII of the Indenture.

6. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TRUSTEE, THE COMPANY, ANY OTHER OBLIGOR IN RESPECT OF THE NOTES AND (BY THEIR ACCEPTANCE OF THE NOTES) THE HOLDERS AGREE TO SUBMIT TO THE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE.

7. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby. The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture or as to the accuracy of the recitals to this Supplemental Indenture.

8. Counterparts. The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.

2

9. Headings. The section headings herein are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

3

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

ENVISION HEALTHCARE INTERMEDIATE CORPORATION

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Senior Vice President and Secretary

[Signature Page to Seventh Supplemental Indenture]

EXISTING GUARANTORS

CLINICAL PARTNERS MANAGEMENT COMPANY, LLC NORTHWOOD ANESTHESIA ASSOCIATES, L.L.C.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Manager

[Signature Page to Seventh Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

A1 LEASING, INC.

ABBOTT AMBULANCE, INC.

ACCENT HOME HEALTH CARE INC.

ADAM TRANSPORTATION SERVICE, INC.

AFFILION, INC.

AIR AMBULANCE SPECIALISTS, INC.

AMBULANCE ACQUISITION, INC.

AMERICAN EMERGENCY PHYSICIANS MANAGEMENT, INC.

AMERICAN INVESTMENT ENTERPRISES, INC.

AMERICAN MEDICAL PATHWAYS, INC.

AMERICAN MEDICAL RESPONSE AMBULANCE SERVICE, INC.

AMERICAN MEDICAL RESPONSE HOLDINGS, INC.

AMERICAN MEDICAL RESPONSE MANAGEMENT, INC.

AMERICAN MEDICAL RESPONSE MID-ATLANTIC, INC.

AMERICAN MEDICAL RESPONSE NORTHWEST, INC.

AMERICAN MEDICAL RESPONSE OF COLORADO, INC.

AMERICAN MEDICAL RESPONSE OF CONNECTICUT, INCORPORATED

AMERICAN MEDICAL RESPONSE OF GEORGIA, INC.

AMERICAN MEDICAL RESPONSE OF ILLINOIS, INC.

AMERICAN MEDICAL RESPONSE OF INLAND EMPIRE

AMERICAN MEDICAL RESPONSE OF MASSACHUSETTS, INC.

AMERICAN MEDICAL RESPONSE OF NORTH CAROLINA, INC.

AMERICAN MEDICAL RESPONSE OF OKLAHOMA, INC.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Seventh Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

AMERICAN MEDICAL RESPONSE OF SOUTH CAROLINA, INC.

AMERICAN MEDICAL RESPONSE OF SOUTHERN CALIFORNIA

AMERICAN MEDICAL RESPONSE OF TENNESSEE, INC.

AMERICAN MEDICAL RESPONSE OF TEXAS, INC.

AMERICAN MEDICAL RESPONSE WEST

AMERICAN MEDICAL RESPONSE, INC.

AMR BAY STATE, LLC

AMR HOLDCO, INC.

AMR OF CENTRAL TEXAS I, LLC

AMR OF CENTRAL TEXAS II, LLC

APH LABORATORY SERVICES, INC.

ARIZONA EMS HOLDINGS, INC.

ASSOCIATED AMBULANCE SERVICE, INC.

ATLANTIC AMBULANCE SERVICES ACQUISITION, INC.

ATLANTIC/KEY WEST AMBULANCE, INC.

ATLANTIC/PALM BEACH AMBULANCE, INC.

BEACON TRANSPORTATION, INC.

BESTPRACTICES, INC.

BLYTHE AMBULANCE SERVICE

BOWERS COMPANIES, INC.

BROWARD AMBULANCE, INC.

COMMUNITY AUTO AND FLEET SERVICES L.L.C.

COMMUNITY EMS, INC.

COMTRANS AMBULANCE SERVICE, INC.

COMTRANS, INC.

CORNING AMBULANCE SERVICE INC.

DESERT VALLEY MEDICAL TRANSPORT, INC.

DONLOCK, LTD.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Seventh Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

E.M.S. VENTURES, INC.

EASTERN AMBULANCE SERVICE, INC.

EASTERN PARAMEDICS, INC.

EHR MANAGEMENT CO.

EMCARE ANESTHESIA PROVIDERS, INC.

EMCARE HOLDCO, INC.

EMCARE HOLDINGS INC.

EMCARE OF CALIFORNIA, INC.

EMCARE PHYSICIAN PROVIDERS, INC.

EMCARE PHYSICIAN SERVICES, INC.

EMCARE, INC.

EMERGENCY MEDICAL SERVICES LP CORPORATION

EMERGENCY MEDICAL TRANSPORT, INC.

EMERGENCY MEDICAL TRANSPORTATION, INC.

EMERGENCY MEDICINE EDUCATION SYSTEMS, INC.

EMS VENTURES OF SOUTH CAROLINA, INC.

FIVE COUNTIES AMBULANCE SERVICE, INC.

FLORIDA EMERGENCY PARTNERS, INC.

FOUNTAIN AMBULANCE SERVICE, INC.

GILA HOLDCO LLC

GOLD COAST AMBULANCE SERVICE

GOLD CROSS AMBULANCE SERVICE OF PA., INC.

GOLD CROSS AMBULANCE SERVICES, INC.

GRACE BEHAVIORAL HEALTH, L.L.C.

GREATER PINELLAS TRANSPORTATION MANAGEMENT SERVICES, INC.

GUARDIAN HEALTH CARE, INC.

GUARDIAN HEALTHCARE GROUP, INC.

GUARDIAN HEALTHCARE HOLDINGS, INC.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Seventh Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

HANK’S ACQUISITION CORP.

HEALTH PRIORITY HOME CARE, INC.

HEALTHCARE ADMINISTRATIVE SERVICES, INC.

HEMET VALLEY AMBULANCE SERVICE, INC.

HERREN ENTERPRISES, INC.

HOLIDAY ACQUISITION COMPANY, INC.

INTERNATIONAL LIFE SUPPORT, INC.

JLM HEALTHCARE, INC.

KMAC, INC.

KUTZ AMBULANCE SERVICE, INC.

LASALLE AMBULANCE INC.

LIFE LINE AMBULANCE SERVICE, INC.

LIFECARE AMBULANCE SERVICE, INC.

LIFEFLEET SOUTHEAST, INC.

MAINSTAY SOLUTIONS, LLC

MARLBORO HUDSON AMBULANCE & WHEELCHAIR SERVICE, INC.

MEDEVAC MEDICAL RESPONSE, INC.

MEDEVAC MIDAMERICA, INC.

MEDIC ONE AMBULANCE SERVICES, INC.

MEDIC ONE OF COBB, INC.

MEDICAL EMERGENCY DEVICES AND SERVICES (MEDS), INC.

MEDI-CAR AMBULANCE SERVICE, INC.

MEDI-CAR SYSTEMS, INC.

MEDICS AMBULANCE SERVICE (DADE), INC.

MEDICS AMBULANCE SERVICE, INC.

MEDICS AMBULANCE, INC.

MEDICS EMERGENCY SERVICES OF PALM BEACH COUNTY, INC.

MEDICS SUBSCRIPTION SERVICES, INC.

MEDICS TRANSPORT SERVICES, INC.

MEDICWEST AMBULANCE, INC.

MEDICWEST HOLDINGS, INC.

MEDLIFE EMERGENCY MEDICAL SERVICE, INC.

MEDSTAT EMS, INC.

MERCURY AMBULANCE SERVICE, INC.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Seventh Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

MERCY AMBULANCE OF EVANSVILLE, INC.

MERCY LIFE CARE

MERCY, INC.

METRO AMBULANCE SERVICE (RURAL), INC.

METRO AMBULANCE SERVICE, INC.

METRO AMBULANCE SERVICES, INC.

METRO CARE CORP.

METROPOLITAN AMBULANCE SERVICE

MIDWEST AMBULANCE MANAGEMENT COMPANY

MOBILE MEDIC AMBULANCE SERVICE, INC.

NATIONAL AMBULANCE & OXYGEN SERVICE, INC.

NEVADA RED ROCK AMBULANCE, INC.

NEVADA RED ROCK HOLDINGS, INC.

NORTH MISS. AMBULANCE SERVICE, INC.

OHERBST, INC.

PACIFIC AMBULANCE, INC.

PARAMED, INC.

PARK AMBULANCE SERVICE INC.

PHYSICIAN ACCOUNT MANAGEMENT, INC.

PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.

PROFESSIONAL MEDICAL TRANSPORT, INC.

PROVIDER ACCOUNT MANAGEMENT, INC.

PUCKETT AMBULANCE SERVICE, INC.

R/M ARIZONA HOLDINGS, INC.

R/M MANAGEMENT CO., INC.

R/M OF TENNESSEE G.P., INC.

R/M OF TENNESSEE L.P., INC.

RADIOLOGY STAFFING SOLUTIONS, INC.

RADSTAFFING MANAGEMENT SOLUTIONS, INC.

RANDLE EASTERN AMBULANCE SERVICE, INC.

REIMBURSEMENT TECHNOLOGIES, INC.

RIVER MEDICAL INCORPORATED

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Seventh Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

RURAL/METRO (DELAWARE), INC.

RURAL/METRO CORPORATION

RURAL/METRO CORPORATION

RURAL/METRO CORPORATION OF FLORIDA

RURAL/METRO CORPORATION OF TENNESSEE

RURAL/METRO FIRE DEPT., INC.

RURAL/METRO OF BREWERTON, INC.

RURAL/METRO OF CALIFORNIA, INC.

RURAL/METRO OF CENTRAL ALABAMA, INC.

RURAL/METRO OF CENTRAL COLORADO, INC.

RURAL/METRO OF CENTRAL OHIO, INC.

RURAL/METRO OF GREATER SEATTLE, INC.

RURAL/METRO OF NEW YORK, INC.

RURAL/METRO OF NORTHERN CALIFORNIA, INC.

RURAL/METRO OF NORTHERN OHIO, INC.

RURAL/METRO OF OHIO, INC.

RURAL/METRO OF OREGON, INC.

RURAL/METRO OF ROCHESTER, INC.

RURAL/METRO OF SAN DIEGO, INC.

RURAL/METRO OF SOUTHERN CALIFORNIA, INC.

RURAL/METRO OF SOUTHERN OHIO, INC.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Seventh Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

S. FISHER & S. THOMAS INC.

SEMINOLE COUNTY AMBULANCE, INC.

SIOUX FALLS AMBULANCE, INC.

SOUTHWEST AMBULANCE AND RESCUE OF ARIZONA, INC.

SOUTHWEST AMBULANCE OF CASA GRANDE, INC.

SOUTHWEST AMBULANCE OF NEW MEXICO, INC.

SOUTHWEST AMBULANCE OF SOUTHEASTERN ARIZONA, INC.

SOUTHWEST AMBULANCE OF TUCSON, INC.

SOUTHWEST GENERAL SERVICES, INC.

SPRINGS AMBULANCE SERVICE, INC.

SSAG, LLC

STAT HEALTHCARE, INC.

SUNRISE HANDICAP TRANSPORT CORP.

SW GENERAL, INC.

T.M.S. MANAGEMENT GROUP INC.

TEK AMBULANCE, INC.

THE AID AMBULANCE COMPANY, INC.

THE AID COMPANY, INC.

TIDEWATER AMBULANCE SERVICE, INC.

TKG, INC.

TOWNS AMBULANCE SERVICE, INC.

TRANSPORTATION MANAGEMENT SERVICES OF BREVARD, INC.

TROUP COUNTY EMERGENCY MEDICAL SERVICES, INC.

VALLEY FIRE SERVICE, INC.

VELITA SMITH HOME HEALTH, INC.

V.I.P. PROFESSIONAL SERVICES, INC.

VISTA STAFFING SOLUTIONS, INC.

VITAL ENTERPRISES, INC.

W&W LEASING COMPANY, INC.

WP ROCKET HOLDINGS INC.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Seventh Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

ACCESS 2 CARE, LLC

By: MISSION CARE SERVICES, LLC, as Manager of Access 2 Care, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

ACUTE MANAGEMENT, LLC

By: HAWKEYE HOLDCO LLC, as Sole Member of Acute Management, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AGAPE HEALTH CARE AGENCY, LLC. CARE CONNECTION OF CINCINNATI LLC GEM CITY HOME CARE, LLC GUARDIAN OHIO NEWCO, LLC

By: GUARDIAN HEALTHCARE HOLDINGS, INC., as Sole Member of Agape Health Care Agency, LLC, Care Connection of Cincinnati LLC, Gem City Home Care, LLC and Guardian Ohio NewCo, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Seventh Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

ALPHA PHYSICIAN RESOURCES, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AMERICAN MEDICAL RESPONSE DELAWARE VALLEY, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AMERICAN MEDICAL RESPONSE HPPP, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Sole Member of American Medical Response HPPP, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AMERICAN MEDICAL RESPONSE OF MARICOPA, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AMERICAN MEDICAL RESPONSE OF PIMA, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Seventh Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

AMR BROCKTON, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

APEX ACQUISITION LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

BRAVO REIMBURSEMENT SPECIALIST, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

CMORX, LLC

By: EMCARE, INC., as Sole Member of CMORx, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

ED SOLUTIONS, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Seventh Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

EDIMS, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EMS MANAGEMENT LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EMS OFFSHORE MEDICAL SERVICES, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EMSC SERVICESCO, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

EVERRAD, LLC

By: TEMPLETON READINGS, LLC, as Sole Member of EverRad, LLC

By: EMCARE, INC., as Sole Member of Templeton Readings, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Seventh Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

EVOLUTION HEALTH LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EVOLUTION MOBILE IMAGING, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

HAWKEYE HOLDCO LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MEDASSOCIATES, LLC

By: EMCARE, INC., as Sole Member of MedAssociates, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MISSION CARE OF ILLINOIS, LLC

By: MISSION CARE SERVICES, LLC, as Manager of Mission Care of Illinois, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Seventh Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

MISSION CARE OF MISSOURI, LLC

By: MISSION CARE SERVICES, LLC, as Manager of Mission Care of Missouri, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MISSION CARE SERVICES, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MSO NEWCO, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Seventh Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

PHOENIX PHYSICIANS, LLC STREAMLINED MEDICAL SOLUTIONS LLC

By: EMCARE, INC., as Sole Member of Phoenix Physicians, LLC and Streamlined Medical Solutions LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

PINNACLE CONSULTANTS MID-ATLANTIC, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

PROVEN HEALHCARE SOLUTIONS OF NEW JERSEY, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

PROVIDACARE, L.L.C.

By: AMERICAN MEDICAL PATHWAYS, INC., as Sole Member of ProvidaCare, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Seventh Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

QRX MEDICAL MANAGEMENT, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Senior Vice President and Secretary

RMC CORPORATE CENTER, L.L.C.

By: RURAL/METRO CORPORATION, as Member of RMC Corporate Center, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

RURAL/METRO MID-SOUTH, L.P.

By: R/M OF TENNESSEE G.P., INC., as General Partner of Rural/Metro Mid-South, L.P.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

RURAL/METRO OF INDIANA, L.P.

By: THE AID AMBULANCE COMPANY, INC., as General Partner of Rural/Metro of Indiana, L.P.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Seventh Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

RURAL/METRO OF TENNESSEE, L.P.

By: R/M OF TENNESSEE G.P., INC., as General Partner of Rural/Metro of Tennessee, L.P.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

RURAL/METRO OPERATING COMPANY, LLC

By: RURAL/METRO CORPORATION, as Sole Member of Rural/Metro Operating Company, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

SAN DIEGO MEDICAL SERVICES ENTERPRISE, LLC

By: RURAL/METRO OF SOUTHERN CALIFORNIA, INC., as Member of San Diego Medical Services Enterprise, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

By: RURAL/METRO OF SAN DIEGO, INC., as Member of San Diego Medical Services Enterprise, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Seventh Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

REGIONAL EMERGENCY SERVICES, L.P.

By: FLORIDA EMERGENCY PARTNERS, INC., as General Partner of Regional Emergency Services, L.P.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

ROSE RADIOLOGY, LLC

By: SPOTLIGHT HOLDCO LLC, as Sole Member of Rose Radiology, LLC

By: EMCARE, INC., as Sole Member of EmCare, Inc.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

SEAWALL ACQUISITION, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

SPOTLIGHT HOLDCO LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Seventh Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

SUN DEVIL ACQUISITION LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

TEMPLETON READINGS, LLC

By: EMCARE, INC., as Sole Member of Templeton Readings, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

WHITAKER PHYSICIANS SERVICES, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Seventh Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

AMERICAN MEDICAL RESPONSE OF NEW YORK, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Sole Member of American Medical Response of New York, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

METROCARE SERVICES—ABILENE, L.P.

By: AMR OF CENTRAL TEXAS II, LLC, as General Partner of MetroCare Services—Abilene, L.P.

By: AMERICAN MEDICAL RESPONSE, INC., as Sole Member of AMR of Central Texas II, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

PATIENT ADVOCACY GROUP, LLC

By: AMR HOLDCO, INC., as Sole Member of Patient Advocacy Group, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Seventh Supplemental Indenture]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Joseph P. O’Donnell
Authorized Officer

[Signature Page to Seventh Supplemental Indenture]